Exhibit 99.1

                                        VERINT
                                        POWERING ACTIONABLE INTELLIGENCE

PRESS RELEASE

CONTACTS
--------

INDUSTRY INFORMATION                              INVESTOR RELATIONS
Samya Ghuloum                                     Alan Roden
Merritt Group                                     Verint Systems Inc.
(415) 439-5231                                    (631) 962-9304
ghuloum@merrittgrp.com                            alan.roden@verint.com


         VERINT REACTS TO PRELIMINARY CONCLUSIONS OF COMVERSE TECHNOLOGY
                                SPECIAL COMMITTEE
                               DELAYS 10-K FILING

MELVILLE, NY, April 17, 2006 - Verint Systems Inc. (NASDAQ: VRNT) today announced that, as a result of the ongoing review by Comverse Technology, Inc., the 57% stockholder of Verint, relating to Comverse's stock option grants, and the uncertainty of the impact of such review on Verint's historical financial statements, Verint will be filing a Form 12b-25 with the Securities and Exchange Commission indicating that its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 will not be filed on its due date of April 17, 2006. Verint intends to file the Annual Report as soon as practicable after the determination of whether any restatement of Verint's previously issued financial statements is required. Verint did not seek a 15-day filing extension because it does not believe it could file the Annual Report by the end of the extension period.

Prior to Verint's initial public offering in May 2002, Verint was a wholly-owned subsidiary of Comverse and, as a result, during that period certain Verint employees received from Comverse options to purchase Comverse common stock. Since May 2002 (other than the repricing of stock options initiated by Comverse in June 2002), no Verint employee received compensatory awards from Comverse. As previously announced on March 14, 2006, the Board of Directors of Comverse has created a special committee (the "Comverse Special Committee"), composed of outside directors, to review matters relating to Comverse's stock option grants, including the accuracy of the stated dates of Comverse option grants and whether Comverse followed all proper corporate procedures. The final outcome of the Comverse Special Committee's review of its stock option practices may require

VERINT REACTS TO PRELIMINARY CONCLUSIONS OF COMVERSE TECHNOLOGY SPECIAL COMMITTEE - DELAYS 10-K FILING
APRIL 17, 2006
PAGE 2


Verint to incur additional charges for Comverse stock option related expenses with regard to Comverse grants of Comverse options to Verint employees when Verint was wholly-owned by Comverse.

While Verint does not participate in, and is not privy to, the substance of the Comverse Special Committee's review, Verint has been informed that, although the Comverse Special Committee has not yet completed its work or reached final conclusions, it has reached a preliminary conclusion that the actual dates of measurement for certain past Comverse stock option grants for accounting purposes differed from the recorded grant dates for such awards. Although Verint is unable to determine the full effect of these matters, including whether any restatement of its historical financial statements is required, until the Comverse Special Committee completes its review, based on the Comverse Special Committee's preliminary conclusion, Verint will be filing a Current Report on Form 8-K with the SEC to the effect that Verint has concluded that its historical financial statements for each of the fiscal years ended January 31, 2005, 2004, 2003, 2002 and 2001 and for the first three quarters of the fiscal year ended January 31, 2006, and any related reports of its independent registered public accounting firm, should no longer be relied upon.

Verint believes that the review by the Comverse Special Committee will have no impact on Verint's historical GAAP revenue and pro forma results, including pro forma net income. Pro forma net income is a measurement that Verint management typically discloses in its quarterly earnings releases and excludes, among other things, stock-based compensation.

Verint cautions that investors should not make assumptions about the cost of sales, gross margin, operating expenses, income from operations, net income, earnings per share or other financial statement items that may be affected by stock option related expenses.

On April 14, 2006, Verint notified The Nasdaq Stock Market that, as a result of its inability to file its Annual Report on Form 10-K when due, it will continue to be in noncompliance with the NASDAQ requirements for continued listing under NASDAQ Marketplace Rules that require Verint to make on a timely basis all required filings with the SEC. Verint may receive a Staff Determination letter from The Nasdaq Stock Market indicating that, due to its noncompliance with NASDAQ Marketplace Rules, its common stock will be delisted unless it requests a hearing in accordance with the Nasdaq Marketplace Rules. If Verint receives such a Staff Determination Letter, it intends to request a hearing before the NASDAQ

VERINT REACTS TO PRELIMINARY CONCLUSIONS OF COMVERSE TECHNOLOGY SPECIAL COMMITTEE - DELAYS 10-K FILING
APRIL 17, 2006
PAGE 3


Listing Qualifications Panel to review the Staff Determination. Under NASDAQ Marketplace Rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the NASDAQ Listing Qualification Panel.


ABOUT VERINT SYSTEMS INC.

Verint(R) Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for security and business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology, Inc. (NASDAQ: CMVT). Visit us at our website www.verint.com.


Note: Certain statements concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results related to Comverse's creation of a special committee of the Board of Directors of Comverse TO review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of Verint's common stock on NASDAQ; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.
                                       ###

Verint, the Verint word mark, Actionable Intelligence, Powering Actionable Intelligence, STAR-GATE, RELIANT, NEXTIVA, LORONIX, SmartSight, Lanex and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.